UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 26, 2007

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23490	94-3136179
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1172 Castro Street
Mountain View, CA 94040
(Address of principal executive offices, including zip code)

(650) 934-5200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On April 26, 2007, VIVUS, Inc. issued a press release regarding its financial results for the first quarter ended March 31, 2007 and certain other information.  The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Text of press release dated April 26, 2007, titled “VIVUS Reports First Quarter 2007 Financial Results and Accomplishments.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ Timothy E. Morris
Timothy E. Morris
Vice President and Chief Financial Officer

Date:  April 26, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release dated April 26, 2007, titled “VIVUS Reports First Quarter 2007 Financial Results and Accomplishments.”